Exhibit 99.1

AMENDMENT

TO

LOAN AND SECURITY AGREEMENT

THIS AMENDMENT to Loan and Security Agreement (this “Amendment”) is entered into this 20th day of May 2008 by and between Silicon Valley Bank (“Bank”) and Entropic Communications, Inc., a Delaware corporation (“Borrower”) whose address is 9276 Scranton Road, San Diego, California 92121.

RECITALS

A. Bank and Borrower have entered into that certain Loan and Security Agreement dated as of April 11, 2007 (as the same may from time to time be amended, modified, supplemented or restated, the “Loan Agreement”). Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.

B. Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.

C. Borrower has requested that Bank amend the Loan Agreement, as herein set forth, and Bank has agreed to the same, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2. Amendments to Loan Agreement.

2.1 Modified Commitment Fee. Section 2.4(a) of the Loan Agreement that currently reads as follows:

(a) Commitment Fee. A fully earned, non-refundable

commitment fee of $35,000, on the Effective Date; and

is hereby amended in its entirety and replaced with the following:

(a) Commitment Fee. A fully earned, non-refundable

commitment fee of $35,000, on the Effective Date,

provided, however, if Borrower elects to increase the

Maximum Dollar Amount to $15,000,000 before the

second anniversary of the Effective Date, then an additional

$15,000 on the date of such election pro-rated for the

remainder of the year until the second anniversary of the

Effective Date; and

2.2 Modified Financial Covenants. Section 6.9 of the Loan Agreement that currently reads as follows:

6.9 Financial Covenants. [omitted]

is hereby amended in its entirety and replaced with the following

6.9 Financial Covenants.

If Borrower elects to increase the Maximum Dollar

Amount to $15,000,000, Borrower shall maintain at all

times, to be tested as of the last day of each month, unless otherwise noted, on a consolidated basis:

(a) Tangible Net Worth. A Tangible Net Worth of at

least $50,000,000 (“Minimum Tangible Net Worth”).

2.3 Modified Definitions. The following terms and their respective definitions set forth in Section 13.1 of the Loan Agreement are hereby added or amended in their entirety, as applicable, and replaced with the following:

“Conditions Precedent to Increase” means all of the

following: (i) the Conditions Precedent set forth in Section

3.2 of this Agreement have all been satisfied, and (ii) if

required by Bank, a legal opinion from Borrower’s outside

legal counsel, in form and substance satisfactory to Bank in

Bank’s good faith business judgment, has been received by

Bank.

“Maximum Dollar Amount” is $10,000,000; provided,

however, at Borrower’s election (and provided (i) no

Default or Event of Default has occurred and is continuing

and (ii) the Conditions Precedent to Increase, as defined

herein, have been satisfied), upon prior written notice to

Bank by Borrower, Borrower may increase the Maximum

Dollar Amount to $15,000,000.

“Tangible Net Worth” is, on any date, the consolidated

total assets of Borrower and its Subsidiaries minus (a) any

amounts attributable to (i) goodwill, (ii) intangible items

including unamortized debt discount and expense, patents,

trade and service marks and names, copyrights and research

and development expenses except prepaid expenses, (iii)

notes, accounts receivable and other obligations owing to

Borrower from its officers or other Affiliates, and (iv)

reserves not already deducted from assets, minus (b) Total

Liabilities, plus (c) Subordinated Debt.

“Total Liabilities” is on any day, obligations that should,

under GAAP, be classified as liabilities on Borrower’s

consolidated balance sheet, including all Indebtedness, and

current portion of Subordinated Debt permitted by Bank to

be paid by Borrower, but excluding all other Subordinated

Debt.

2.4 Modified Exhibit E to Loan Agreement. Exhibit E to the Loan Agreement, the form of Compliance Certificate, is hereby replaced with Exhibit E attached hereto.

3. Limitation of Amendments.

3.1 The amendments set forth in Section 2, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.

3.2 This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

4. Representations and Warranties. To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:

4.1 Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

4.2 Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

4.3 The organizational documents of Borrower filed with the Delaware Secretary of State’s Office on March 31, 2006 (the Fourth Amended and Restated Certificate of Incorporation of Entropic Communications, Inc.) remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

4.4 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

4.5 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

4.6 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on either Borrower, except as already has been obtained or made; and

4.7 This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

5. Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

6. Effectiveness. This Amendment shall be deemed effective upon (a) the due execution and delivery to Bank of this Amendment by each party hereto and (b) Borrower’s payment of an amendment fee in an amount equal to $5,000, and (c) Borrower’s payment of all legal fees of Bank incurred with respect to this Amendment and (d) Bank’s receipt of the Consent to Amendment and Reaffirmation of Guaranty attached hereto, duly executed and delivered by each Guarantor (unless Bank, in its sole discretion at any time waives in writing the receipt of any such Consent).

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BANK		BORROWER

Silicon Valley Bank		Entropic Communications, Inc.

By:	/s/ Derek R. Brunelle	By:	/s/ Kurt Noyes
Name:	Derek R. Brunelle	Name:	Kurt Noyes
Title:	Relationship Manager	Title:	VP Finance

EXHIBIT E

COMPLIANCE CERTIFICATE

TO:	SILICON VALLEY BANK	Date:
FROM:	ENTROPIC COMMUNICATIONS, INC.

The undersigned authorized officer of ENTROPIC COMMUNICATIONS, INC. (“Borrower”) certifies that under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the “Agreement”), (1) Borrower is in complete compliance for the period ending                      with all required covenants except as noted below, (2) there are no Events of Default, (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date, (4) Borrower, and each of its Subsidiaries, has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower except as otherwise permitted pursuant to the terms of Section 5.9 of the Agreement, and (5) no Liens have been levied or claims made against Borrower or any of its Subsidiaries relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Bank. Attached are the required documents supporting the certification. The undersigned certifies that these are prepared in accordance with generally GAAP (except as otherwise noted) consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies
Monthly financial statements with Compliance Certificate	Monthly within 30 days	Yes No
Annual financial statement (CPA Audited) + CC	FYE within 180 days	Yes No
Board Projections	Within 30 days after start of FY	Yes No
10-Q, 10-K and 8-K, if applicable	Within 5 days after filing with SEC	Yes No
Transaction Report	Monthly within 15 days and with each Advance, but if Borrower’s Liquidity Ratio falls below 1.75 to 1.0, then weekly and with each Advance	Yes No
A/R & A/P Agings and A/R Reconciliations	Monthly within 15 days	Yes No

The following Intellectual Property was registered after the Effective Date (if no registrations, state “None”)

Financial Covenant	Required	Actual	Complies
Maintain on a Monthly Basis:
Minimum Tangible Net Worth (only applicable if Borrower increases Maximum Dollar Amount to $15,000,000)	$50,000,000	$	Yes No

The following financial covenant analysis and information set forth in Schedule 1 attached hereto are true and accurate as of the date of this Certificate.

The following are the exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions to note.”)

Entropic Communications, Inc.		BANK USE ONLY

Received by:
By:		AUTHORIZED SIGNER

Name:	Date:

Title:	Verified:
AUTHORIZED SIGNER

Date:

	Compliance Status:	Yes No

Schedule 1 to Compliance Certificate

Financial Covenants of Borrower

In the event of a conflict between this Schedule and the Loan Agreement, the terms of the Loan Agreement shall govern.

Dated:

Tangible Net Worth (Section 6.9(a))

Required:	$50,000,000 (applicable only if Borrower has elected to increase the Maximum Dollar Amount to $15,000,000)

Actual:
A.	Aggregate value of total assets of Borrower and its Subsidiaries	$

B.	Aggregate value of goodwill of Borrower and its Subsidiaries	$

C.	Aggregate value of intangible assets of Borrower and its Subsidiaries	$

D.	Aggregate value of investments of Borrower and its Subsidiaries consisting of minority investments in companies which investments are not publicly-traded	$

E.	Aggregate value of any reserves not already deducted from assets	$

F.

Aggregate value of liabilities of Borrower and its Subsidiaries (including all Indebtedness)

and current portion of Subordinated Debt permitted by Bank to be paid by Borrower (but no other Subordinated Debt)

$

G.	Aggregate value of Indebtedness of Borrower subordinated to Borrower’s Indebtedness to Bank	$

H.	Tangible Net Worth (line A minus line B minus line C minus line D minus line E minus line F plus line G)	$

Is line H equal to or greater than $50,000,000?

No, not in compliance	Yes, in compliance

CONSENT TO AMENDMENT

AND REAFFIRMATION OF GUARANTY

Each of the undersigned acknowledges that his consent to the foregoing Amendment to Loan and Security Agreement dated as of even date herewith (the “Amendment”) is not required, but the undersigned nevertheless does hereby acknowledge and confirm that it has reviewed and approved of the terms and conditions of the Amendment, consents to the terms and conditions of the Amendment and agrees that the Guaranty of the undersigned relating to the Obligations of Borrower shall continue in full force and effect, shall be valid and enforceable and shall not be impaired or otherwise affected by the execution of the Amendment or any other document or instrument delivered in connection herewith.

Each of the undersigned represents and warrants that, after giving effect to the Amendment, all representations and warranties of the undersigned contained in the Guaranty are true, accurate and complete as if made the date hereof.

Dated as of May 20, 2008

GUARANTOR	RF Magic, Inc.

	By:	/s/ Kurt Noyes
	Name:	Kurt Noyes
	Title:	CFO